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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported) - May 31, 1996
                                                        ----------------

                            THE J. M. SMUCKER COMPANY
             (Exact name of registrant as specified in its charter)

           Ohio                    1-5111                    34-0538550
  ----------------------   ----------------------      ----------------------
  State of Incorporation   Commission File Number      IRS Identification No.


                                 STRAWBERRY LANE
                              ORRVILLE, OHIO 44667
                                 (330) 682-3000


   This document consists of 7 pages. The Exhibit Index is located at page 6.


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Item 2.           Disposition of Assets
                  ---------------------

On May 31, 1996, The J. M. Smucker Company (the "Company") completed the sale of its Mrs. Smith's frozen pie business to a subsidiary of Flowers Industries, Inc. called Mrs. Smith's Bakeries, Inc. ("Flowers Industries") for a combination of cash, notes receivable, and assumption of certain liabilities.
In return for the inventory, intangible assets, and certain components of working capital of Mrs. Smith's, the Company received $15,000,000 in cash, a $15,000,000 note, and a commitment by Flowers Industries to purchase during fiscal 1997 approximately $29,900,000 in inventory. In connection with this divestiture, the Company also has entered into agreements to lease property, plant, and equipment of the Mrs. Smith's frozen pie business to Flowers Industries under 10 year operating lease agreements, which include the exclusive right and option to purchase such assets at not less than their fair market value during the term of the leases. The future minimum rental revenue from these leases is approximately $31,850,000.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(b)               Pro Forma Financial Information

Set forth below is pro forma consolidated financial information with respect to the Company. Mrs. Smith's has been reflected as a discontinued operation in the historical column of the accompanying unaudited financial statements, which include a statement of consolidated income for the year ended April 30, 1996 and a consolidated balance sheet as of April 30, 1996. The pro forma consolidated balance sheet as of April 30, 1996 presents the Company's financial position as if the divestiture had occurred on April 30, 1996. Since the results of operations from Mrs. Smith's have been fully reflected as a discontinued operation in the historical column of the statement of consolidated income, the only pro forma adjustments to that statement are to eliminate the income from discontinued operations and the loss on discontinuance, net of the applicable income taxes, and to reflect the impact on interest income and interest expense resulting from the reduction in debt and increase in notes receivable.

The pro forma information below is provided for informational purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on April 30, 1996, nor does it purport to indicate the future financial position or results of operations of the Company.




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The J. M. Smucker Company
Pro Forma Statement of Consolidated Income
For the Year Ended April 30, 1996
(Dollars in thousands, except per share data)
Unaudited

- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
                                                                            Pro Forma
                                                        Historical         Adjustments            Pro Forma
- ------------------------------------------------------------------------------------------------------------
Net Sales                                            $    528,576                              $    528,576

Cost of products sold                                     337,095                                   337,095
- ------------------------------------------------------------------------------------------------------------
Gross Profit                                              191,481                                   191,481


Selling, distribution, and administrative expenses        137,487                                   137,487
- ------------------------------------------------------------------------------------------------------------
Operating Income                                           53,994                                    53,994


Interest income                                             1,173             921 (1)                 2,094
Other expense - net                                          (983)                                     (983)
Interest expense
                                                           (2,393)         (1,111)(1)                (3,504)

Loss on disposal of foreign subsidiary                     (6,996)                                   (6,996)
- ------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                 44,795            (190)                   44,605


Income Taxes                                               15,342             (79)(2)                15,263
- ------------------------------------------------------------------------------------------------------------


Income from Continuing Operations                    $     29,453            (111)             $     29,342

Discontinued Operations:
    Income from discontinued operations, net                1,284          (1,284)                       --
        of income taxes

     Loss on discontinuance, net of income taxes           (1,424)          1,424                         --
- ------------------------------------------------------------------------------------------------------------

Net Income                                                 29,313              29                     29,342
- ------------------------------------------------------------------------------------------------------------

Income per Common Share:
Continuing Operations                                $       1.01                              $        1.01
Discontinued Operations                                        --              --                         --
- ------------------------------------------------------------------------------------------------------------
Net Income per Common Share                          $       1.01                              $        1.01
- ------------------------------------------------------------------------------------------------------------

Shares used to compute income per share                29,166,124      29,166,124                 29,166,124
- ------------------------------------------------------------------------------------------------------------




See notes to pro forma financial statements.


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The J. M. Smucker Company
Pro Forma Consolidated Balance Sheet
As of April 30, 1996
(Dollars in thousands, except per share data)
Unaudited

- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------
                                                                            Pro Forma
                                                        Historical         Adjustments            Pro Forma
- ------------------------------------------------------------------------------------------------------------
Assets

Current Assets
Cash and cash
equivalents                                          $    17,647                                $  17,647
Trade receivables, less allowance for doubtful
  accounts of $687 ($475 in 1995)                         40,241                                  40,241
Income tax refundable                                      2,998                                   2,998
Inventories:
  Finished products                                       37,381                                  37,381
  Raw materials, containers, and supplies                 58,114                                  58,114
- ------------------------------------------------------------------------------------------------------------
                                                          95,495                                  95,495
Assets of discontinued operations - net                   42,250          (42,250)  (3)              ---
Assets held for sale                                         ---           26,685   (4)           26,685
Other current assets                                      15,831              565   (6)           16,396
- ------------------------------------------------------------------------------------------------------------
Total Current Assets                                     214,462          (15,000)               199,462
- ------------------------------------------------------------------------------------------------------------

Property, Plant, and Equipment
Land and land improvements                                13,719                                  13,719
Buildings and fixtures                                    73,400                                  73,400
Machinery and equipment                                  163,078                                 163,078
Construction in progress                                   2,615                                   2,615
- ------------------------------------------------------------------------------------------------------------
                                                         252,812                                 252,812
Accumulated depreciation                                (109,728)                              (109,728)
- ------------------------------------------------------------------------------------------------------------

Total Property, Plant, and Equipment                     143,084                                 143,084
- ------------------------------------------------------------------------------------------------------------

Other Noncurrent Assets
Goodwill                                                  31,336                                  31,336
Trademarks and patents                                    12,762                                  12,762
Assets of discontinued operations - net                   13,875          (13,875)  (3)              ---
Note receivable                                              ---            13,875  (5)           13,875
Other assets                                               9,433                                   9,433
- ------------------------------------------------------------------------------------------------------------

Total Other Noncurrent Assets                             67,406               ---                67,406
- ------------------------------------------------------------------------------------------------------------

                                                        $424,952          (15,000)              $409,952
- ------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.


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
- --------------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Pro Forma
                                                                                 Historical        Adjustments        Pro Forma
- --------------------------------------------------------------------------------------------------------------------------------
Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable                                                                   $37,211                              $37,211
Salaries, wages, and additional compensation                                         8,845                                8,845
Accrued marketing and merchandising                                                  9,750                                9,750
Income taxes                                                                           ---                                  ---
Dividends payable                                                                    3,810                                3,810
Other current liabilities                                                            7,894                                7,894
- --------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                           67,510                               67,510
- --------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt                                                                      60,800         (15,000)  (7)         45,800
Postretirement benefits other than pensions                                         10,541                               10,541
Deferred income taxes                                                                8,488                                8,488
Other noncurrent liabilities                                                         1,272                                1,272
- --------------------------------------------------------------------------------------------------------------------------------
Total Noncurrent Liabilities                                                        81,101         (15,000)              66,101
- --------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity
Serial Preferred Shares - no par value:
Authorized--3,000,000 shares; outstanding--none                                        ---                                  ---
Common Shares - no par value:
  Class A -Authorized--35,000,000 shares;
    outstanding--14,387,639  in 1996 and 14,384,839 in
    1995 (net of 1,824,649 and 1,827,449 treasury shares,
    respectively), at stated value                                                   3,597                                3,597
  Class B - (Non-voting) Authorized--35,000,000 shares;
    outstanding--14,782,339  in 1996, and 14,778,839 in
    1995 (net of 1,429,949 and 1,433,449 treasury shares,
    respectively), at stated value                                                   3,696                                3,696
Additional capital                                                                  11,469                               11,469
Retained income                                                                    269,036                              269,036
Less:
  Deferred compensation                                                               (727)                                (727)
  Amount due from ESOP Trust                                                       (10,251)                             (10,251)
  Currency translation adjustment                                                     (479)                                (479)
- --------------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                         276,341                              276,341
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                  $424,952        $(15,000)            $409,952
- --------------------------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.


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Notes to Pro Forma Financial Statements (Unaudited)

(1) To reflect the impact on interest income and interest expense resulting from the reduction in debt and increase in notes receivable.

(2)  Income tax decrease due to the impact of Note 1 above.

(3) Elimination of the net assets as of April 30, 1996 that were agreed to be sold to Flowers Industries.

(4) Represents the inventory balances at April 30, 1996 to be purchased for cash by Flowers Industries during fiscal 1997.

(5) Represents a $15,000,000 note receivable from Flowers Industries less the amount that will be received by the Company within 1 year.

(6) Represents the current portion of the $15,000,000 note receivable less the net working capital assumed by Flowers Industries.

(7)  Cash proceeds received used to reduce the Company's long-term debt.



(c)                            Exhibits


Exhibit Number

2.1 Acquisition Agreement, made as of May 1, 1996, by and among Flowers Industries, Inc., Mrs. Smith's Bakeries, Inc., The J. M. Smucker Company and Mrs. Smith's, Inc.

2.2 Exhibits to the Acquisition Agreement, made as of May 1, 1996, by and among Flowers Industries, Inc., Mrs. Smith's Bakeries, Inc., The J. M. Smucker Company and Mrs. Smith's, Inc. As permitted by Item 601(b)(4)(iii) of Regulation S-K, copies of Exhibits to the Acquisition Agreement are not filed herewithin; a copy of any or all Exhibits will be furnished to the Commission upon request.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 14, 1996                       THE J. M. SMUCKER COMPANY



                                    BY STEVEN J. ELLCESSOR
                                    Secretary